Exhibit 99.1

Synchronoss Technologies, Inc. to Be Acquired by Lumine Group
Synchronoss Shareholders to Receive $9.00 Per Share in Cash
Synchronoss to Become a Privately Held Company, Well Positioned to Accelerate Growth and Innovation for Customers

Bridgewater, NJ December 4, 2025 – Synchronoss Technologies, Inc. (Nasdaq: SNCR) (“Synchronoss” or the “Company”), a global leader and innovator in Personal Cloud platforms, today announced that it has entered into a definitive agreement to be acquired by Lumine Group Inc. (“Lumine Group”), a global buy-and-hold forever acquirer of communications and media software businesses, through one of its wholly-owned subsidiaries in an all-cash transaction that values the Company at an implied equity value of approximately $116.4 million and an enterprise value of approximately $258.4 million. Upon closing of the transaction, Synchronoss will become a privately held company.

Under the terms of the agreement, the Company’s shareholders will receive $9.00 per share, subject to adjustment, in cash for each share of common stock they own. The purchase price represents a premium of approximately 70% over the closing price of the Company’s shares as of December 3, 2025, the last full trading day prior to the transaction announcement.

"We are thrilled to join forces with Lumine Group in this transformative partnership” said Jeff Miller, CEO of Synchronoss. “After three years of collaboration and witnessing firsthand how our former businesses have flourished under Lumine Group's stewardship, we believe this to be the logical and correct home for our business. For our employees, we believe this will mean more opportunities within a larger organization at scale, while our customers will gain access to enhanced capabilities through Lumine Group’s diversified portfolio. Furthermore, we believe once this transaction closes, it will serve the best interest for our shareholders as it will deliver immediate, tangible value and position our Company for long-term growth, representing a tremendous opportunity to accelerate innovation, expand our market reach, and provide additional resources to drive our growth strategy. Together, we will be positioned to lead the next generation of mobile cloud storage solutions and capture a larger share of the rapidly expanding market."

Tony Garcia, COO of Lumine Group, is looking forward to welcome Synchronoss, which has over 200PB of data stored and a global footprint of millions of meaningfully engaged subscribers globally. Synchronoss will operate under its original brand to stay aligned with its target markets.

David Nyland, CEO of Lumine Group, added: “This acquisition will mark Lumine Group’s first acquisition of a public company and reinforce our mission to protect our customers’ brands and mission-critical solutions with our perpetual ownership. As with every acquisition, once the transaction closes, our first priority will be to enable a seamless transition for both customers and employees as we welcome this business to Lumine Group.”

Transaction Details

The Board of Directors of the Company unanimously approved the transaction, which is expected to close in the first half of 2026, subject to approval by the Company’s shareholders and the satisfaction of regulatory approvals and customary closing conditions. Under the terms of the definitive agreement, the $9.00 per share purchase price will be reduced by a proportionate amount of certain Company transaction expenses, if any, in excess of a certain threshold.

The holders of approximately 21% of the Company’s outstanding shares of common stock have agreed to vote all of the shares of Synchronoss common stock owned by them in favor of the transaction.

Upon completion of the transaction, the Company’s common stock will no longer be listed on the Nasdaq Stock Market. The Company is expected to remain headquartered in Bridgewater, New Jersey.

Advisors

TD Cowen is serving as exclusive financial advisor and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP is serving as legal advisor to the Company. Goodwin Procter LLP is serving as legal advisor to Lumine Group.

About Synchronoss

Synchronoss Technologies, Inc. (Nasdaq: SNCR), a global leader in personal Cloud solutions, empowers service providers to establish secure and meaningful connections with their subscribers. Synchronoss’ SaaS Cloud platform simplifies onboarding processes and fosters subscriber engagement, resulting in enhanced revenue streams, reduced expenses, and faster time-to-market. Millions of subscribers trust Synchronoss to safeguard their most cherished memories and important digital content. Explore how our Cloud-focused solutions redefine the way you connect with your digital world at www.synchronoss.com.

About Lumine Group

Lumine Group (TSXV: LMN) acquires, strengthens, and grows vertical market software businesses in the Communications and Media industry. Learn more at www.luminegroup.com.

For Synchronoss

Press Contact

Springboard

Domenick Cilea, President
Domenick.cilea@SpringBoardPR.com

Investor Relations Contact
ICR Inc

Ryan Gardella, Senior Vice President
Ryan.Gardella@icrinc.com

Lumine Group Media Relations Contact

Erini Andriopoulos
Director of Marketing, Lumine Group
erini.andriopoulos@luminegroup.com

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine Group (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine Group and Skyfall Merger Sub Inc., the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Lumine Group and Synchronoss (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY

AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER.

The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Merger.